UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Polaris Parkway	Suite 400
Westerville	Ohio	43082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(614)	224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	LANC	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The Corporation’s annual meeting of shareholders (the “Annual Meeting”) was held in a virtual-only format via live webcast on November 8, 2023 pursuant to the Notice of Annual Meeting of Shareholders and Proxy Statement that was available on or about October 10, 2023 to all shareholders of record at the close of business on September 11, 2023. At the Annual Meeting, 26,361,443 shares of the Corporation’s common stock were represented in person (online) or by proxy, which constituted a quorum.
At the Annual Meeting, shareholders voted on four proposals. The proposals are described in detail in the Corporation’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to shareholders on or about October 10, 2023.
Proposal One - Nomination and Election of Directors
The Corporation’s shareholders elected the following individuals to serve for three-year terms expiring at the 2026 Annual Meeting of Shareholders with the following vote totals:

	Number of Votes
Director Name	For	Withheld	Abstentions	Broker Non-Votes
Robert L. Fox	22,804,565	2,670,863	—	886,015
John B. Gerlach, Jr.	24,156,669	1,318,759	—	886,015
Robert P. Ostryniec	25,315,695	159,733	—	886,015
Proposal Two - Non-Binding Vote on the Compensation of the Corporation’s Named Executive Officers
The Corporation’s shareholders approved the compensation of the Corporation’s named executive officers with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
24,726,779	181,582	567,067	886,015
Proposal Three - Non-Binding Vote on the Frequency of Future Non-Binding Votes on the Compensation of the Corporation’s Named Executive Officers
The Corporation’s shareholders voted for the frequency of 1 Year for future non-binding votes on the compensation of the Corporation’s named executive officers with the following vote totals:

Number of Votes
1 Year	2 Years	3 Years	Abstentions
24,344,354	7,037	1,079,877	44,160
Proposal Four - Ratification of the Selection of the Corporation’s Independent Registered Public Accounting Firm
The Corporation’s shareholders ratified the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending June 30, 2024 with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
25,963,490	377,561	20,392	—
Item 8.01    Other Events
On November 8, 2023, the Corporation’s Board of Directors voted to raise the regular quarterly cash dividend to 90 cents per common share to be paid on December 29, 2023 to shareholders of record on December 4, 2023.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits:

	99.1	Press Release dated November 8, 2023

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at
99.1	Press release dated November 8, 2023	Furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCASTER COLONY CORPORATION
(Registrant)

Date:	November 9, 2023	By:	/s/ THOMAS K. PIGOTT
Thomas K. Pigott
Vice President, Chief Financial Officer
and Assistant Secretary
(Principal Financial and Accounting Officer)